Exhibit 10.2

AMENDED AND RESTATED ADOPTION AGREEMENT

THIS AMENDED AND RESTATED ADOPTION AGREEMENT is adopted by STERIS Corporation (the “Employer”) in connection with the STERIS Corporation Deferred Compensation Plan, as amended from time to time.

W I T N E S S E T H:

WHEREAS, the Employer adopted the Plan as an unfunded, nonqualified deferred compensation plan through its execution of an Adoption Agreement effective September 1, 2006; and

WHEREAS, the Employer desires to amend the provisions of the Adoption Agreement to comply with the requirements of Section 409A of the Code and the regulations thereunder and to make certain technical changes;

NOW, THEREFORE, the Employer hereby amends and restates the Adoption Agreement effective September 1, 2006 so that the Adoption Agreement provides as follows:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by and the term “Committee” shall mean:

	(a)	The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

	(b)	Employer.

XX	(c)	Other (specify): The Oversight Committee for the STERIS Corporation 401(k) Plan (“Oversight Committee”) or, in the case of any determinations or actions specific to a Participant who is an officer (as defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934 or in any successor to such Rule), the Compensation and Corporate Governance Committee of the Board of Directors of STERIS or such Board of Directors. Any actions or determinations which the Oversight Committee is authorized to take or make may be taken or made by the Compensation and Corporate Governance Committee. Any actions or determinations which the Compensation and Corporate Governance Committee is authorized to take or make may be taken or made by the Board of Directors of STERIS.

2.7 Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

	(a)	Base salary.

XX	(b)	Service Bonus.

XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

XX	(d)	Commissions.

	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

XX	(f)	Other: Base salary, before giving effect to contributions made by the Participant through a salary reduction agreement with an Employer to a Code Section 401(k), 403(b), 408(k), 408(p) or 457 deferred compensation arrangement or an executive nonqualified deferred compensation arrangement, including the Plan, and before giving effect to amounts contributed to fringe benefits by the Participant under a Code Section 125 plan.

2.8 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

	(a)	The last business day of each Plan Year.

	(b)	The last business day of each calendar quarter during the Plan Year.

	(c)	The last business day of each month during the Plan Year.

	(d)	The last business day of each payroll period during the Plan Year.

	(e)	Each pay day as reported by the Employer.

	(f)	Any business day on which the Participant Deferral is received by the

Provider.

XX	(g)	Other: Any business day on which the Participant Deferral is received by Principal Life Insurance Company.

2.12 Effective Date:

XX	(a)	This is a newly-established Plan, and the Effective Date of the Plan is September 1, 2006.

	(b)	This is an amendment and restatement of a plan named

with an effective date of .

The Effective Date of this amended and restated Plan is .

This is amendment number .

2.18 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

XX	(a)	Age 65.

	(b)	The later of age or the anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

	(c)	Other: .

2.22 Participating Employer(s): As of the Effective Date, the following entities are designated by STERIS Corporation as Participating Employer(s) under the Plan, all with the same address and telephone number set forth below:

Name of Employer	Address	Telephone No.	EIN
STERIS Corporation	5960 Heisley Road	(440) 354-2600	34-1482024
Mentor, OH 44060

Name of Employer	EIN
American Sterilizer Company	25-0320960
SterilTek, Inc.	94-3350306
Isomedix Operations Inc.	22-2773397
STERIS, Inc.	91-1904549
Strategic Technology Enterprises, Inc.	01-0694100
STERIS Isomedix Services, Inc.	20-2091512
STERIS Personnel Services, Inc.	20-5763617

2.24 Plan: The name of the Plan as applied to the Employer is

STERIS CORPORATION DEFERRED COMPENSATION PLAN

2.25 Plan Administrator: The Plan Administrator shall be:

	(a)	Committee.

	(b)	Employer.

XX	(c)	Other: STERIS Corporation.

2.27 Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.35 Trust:

XX	(a)	The Employer does desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

	(b)	The Employer does not desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

	(c)	The Employer desires to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary, as defined in Section 2.7(f):

maximum deferral: $ or 25%

XX	(b)	Service Bonus:

maximum deferral: $ or 100%

XX	(c)	Performance-Based Compensation:

maximum deferral: $ or 100%

XX	(d)	Other: Commissions.

maximum deferral: $ or 100%

	(e)	Participant deferrals not allowed.

4.2 Employer Credits: The Employer will make Employer Credits in the following manner:

	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

(i) An amount determined each Plan Year by the Employer.

(ii) Other: .

	(b)	Employer Profit Sharing Credits: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

(i) An amount determined each Plan Year by the Employer.

(ii) Other: .

XX	(c)	Other: The Employer may make discretionary credits to the Deferred Compensation Accounts of such Participants as determined by the Compensation and Corporate Governance Committee of the Board of Directors of STERIS or such Board of Directors, which may be made to all or less than all the Participants.

	(d)	Employer Credits not allowed.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	(a)	An amount to be determined by the Committee.

	(b)	Other: .

XX	(c)	No additional benefits.

5.4 In-Service Distributions: In-service distributions are permitted under the Plan:

XX	(a)	Yes, with respect to:

Participant Deferral Credits only.

Employer Credits only.

XX Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

XX Single lump sum payment.

XX Annual installment payments over no more than 10 years.

If applicable, amounts not vested at the specified time of distribution will be:

Forfeited

Distributed annually when vested

	(b)	No in-service distributions permitted.

5.5 Education Distributions: Education accounts are permitted under the Plan:

	(a)	Yes, with respect to:

Participant Deferral Credits only.

Employer Credits only.

Participant Deferral and Employer Credits.

Education distributions may be made in the following manner:

Single lump sum payment.

Annual installment payments over no more than years.

If applicable, amounts not vested at the specified time of distribution will be:

Forfeited

Distributed annually when vested

XX	(b)	No education distributions permitted.

5.6 Change in Control: Participant may elect to receive distributions under the Plan upon a Change in Control:

XX	(a)	Yes, Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control.

	(b)	Participants may not elect to have accounts distributed upon a Change in Control.

6.1 Payment Options: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

1.	Separation from Service other than Retirement or Death

	XX	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

		(b)	Approximately equal annual installments over a term certain as elected by the Participant not to exceed years.

		(c)	Other: .

2.	Separation from Service due to Retirement

	XX	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant not to exceed 10 years.

		(c)	Other: .

3.	Death

	XX	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

		(b)	Approximately equal annual installments over a term certain as elected by the Participant not to exceed years.

		(c)	Other: .

4.	Disability

	XX	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant not to exceed 10 years.

		(c)	Other: .

5.	Change in Control

	XX	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

	XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant not to exceed 10 years.

		(c)	Other: .

		(d)	Not applicable (if not permitted in 5.6)

6.2 De Minimis Amounts. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant’s entire interest in the Plan and the amount of such payment does not exceed $50,000.

7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

(a)	Normal Retirement Age.

(b)	Death.

(c)	Disability.

(d)	Change in Control

(e)	Other: .

XX	(f)	Satisfaction of the vesting requirement specified below:

Employer Discretionary Credits:

		(i)	Immediate 100% vesting.

		(ii)	100% vesting after Years of Service.

		(iii)	100% vesting at age .

		(iv)	Number of Years of Service	Vested Percentage

Less than 1%

1%

2%

3%

4%

5%

6%

7%

8%

9%

			10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		(1)	First Day of Service.

		(2)	Effective Date of the Plan Participation.

		(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Discretionary Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): .

Employer Profit Sharing Credits:

		(i)	Immediate 100% vesting.

		(ii)	100% vesting after Years of Service.

		(iii)	100% vesting at age .

		(iv)	Number of Years of Service	Vested Percentage

Less than 1%

1%

2%

3%

4%

5%

6%

7%

8%

9%

			10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		(1)	First Day of Service.

		(2)	Effective Date of the Plan Participation.

		(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): .

XX	Other Employer Credits:

	XX	(i)	Immediate 100% vesting.

		(ii)	100% vesting after Years of Service.

		(iii)	100% vesting at age .

		(iv)	Number of Years of Service	Vested Percentage

Less than 1%

1%

2%

3%

4%

5%

6%

7%

8%

9%

			10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

(1)	First Day of Service.

(2)	Effective Date of the Plan Participation.

(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all other Employer Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): .

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section             of the Plan shall be amended to read as provided in attached Exhibit             .

XX	There are no amendments to the Plan.

17.9 Construction: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of OHIO, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

STERIS CORPORATION
Name of Employer

By:	/S/ WILLIAM L. AAMOTH
Authorized Person

Date:	12/16/08

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.